Exhibit 10.8

2013 Phase One Employee Stock Option Plan

of

Gogoro Inc.

1.	Purpose

The 2013 Employee Stock Option Plan (the “Plan”) of Gogoro Inc. (the “Company) is adopted in accordance with the applicable laws of Cayman Islands for the purpose of incentivizing and attracting personnel needed by the Company and its Subsidiaries (as defined below).

2.	Offering of Options

During the period from the effective date of the Plan and until the third anniversary, the Company shall offer to Employees (as defined below) the options to subscribe for a total of 10,000,000 ordinary shares of the Company in one or more tranches, subject to the terms and conditions hereof (“Options”). The Chief Executive Officer of the Company (“CEO”) is authorized to determine the actual grant date(s) of the Options granted to Employees.

3.	Qualified Employees

Unless otherwise specifically approved by the board of directors, only the CEO and other full time employees of the Company and the subsidiaries (“Subsidiaries”) of the Company where as of the issue date of the Options the Company holds, directly or indirectly, 50% or more of the voting shares (collectively, “Employees”), including but not limited to officers and other employees, are qualified to participate in the Plan.

4.	Allocation of Options

The CEO is authorized to recommend and propose to the board of directors for approval the candidates of Employees entitling to Options and the number of the Options to be granted to them based on factors including, without limitation, the relevant individual employment agreements with the Company and/or the Subsidiaries, their seniorities, rankings, performance, contributions, special achievements, and any other conditions or factors.

5.	Terms and Conditions

(1)	Exercise Price

The exercise price of each Option shall be US$0.0001 per share, without adjustment.

(2)	Vesting

Options granted to the relevant Employees shall vest at such time (including granting Employees an option to defer the vesting date(s) determined by CEO to another later date) and in such volume as determined by the CEO; provided that Options granted to the CEO shall become vested at such time and in such volume as determined by the board of directors.

(3)	Accelerated Vesting

In the event of an Exit Event, any portion of the relevant Options granted to Employees that have not been forfeited or terminated but that has not yet vested prior to the closing of such transaction shall become fully vested.

The term “Exit Event” shall mean a transaction pursuant to which cash proceeds to be received by Gold Sino Assets Limited, XianBase Investment Limited and or other additional investment companies (collectively, “Investors”) from a transaction involving the sale of the Company in whole (whether of assets or shares) exceeding the aggregate amount of capital contributed by the Investors into the Company up to the time immediately before the closing of such transaction.

Notwithstanding the above, at the discretion of the CEO, selected senior Employees will be allowed to accelerate vesting of Options granted to them (“Selected Employees”) in the event of IPO. The CEO is authorized to determine the Selected Employees at his discretion, based on factors including, without limitation, the relevant individual employment agreements with the Company and/or the Subsidiaries, their seniorities, rankings, performance, contributions, special achievements, and any other conditions or factors. In the event of an IPO, any portion of the relevant Options granted to the Selected Employees that have not been forfeited or terminated but that has not yet vested prior to the closing of the IPO shall become fully vested.

The term “IPO” shall mean an initial public offering (the “IPO”) of the securities of the Company or the Subsidiary of the Company, Gogoro Taiwan Limited, in conjunction with the admission to trading on an internationally recognized stock exchange designated in writing by the Company.

For the avoidance of doubt, any and all Options of which the relevnat vesting dates are defferred under the Plan shall become fully vested in the event of Exit Event or IPO, as the case may be.

(4)	Termination of Employment

(a)	Upon termination of employment of the Employee, vesting of a part or the whole of Options will cease and will expire and become void in accordance with the following:

(i)

If the Employee (other than the CEO) voluntarily terminates his employment with the Company or the Subsidiary (as applicable) with Good Reason before IPO or the Exit Event, he shall, subject to the determination of the CEO, be entitled to retain (i) a part of or the whole portion of the Options that have been vested prior to his resignation and/or (ii) if applicable, any portion of the Options that has been vested prior to his resignation but the vesting has been deferred in accordance with the relevant individual employment agreement with the Company or the Subsidiary (as applicable) or the resolutions of the Company or the Subsidiary (as applicable) (in the event set forth in paragraph (ii) above, the deferred portion shall be deemed to have been vested), and shall forfeit such portion as determined by the board of directors of the Company; provided that in the event of voluntary resignation of the CEO with Good Reason before the IPO, it shall be subject to the determination of the Board of Directors. Furthermore, he/she shall forfeit any portion of the Options that has not vested as of the date of his resignation and Options unvested shall be terminated and void as of the date of employment termination. If the Employee voluntarily terminates his employment with the Company or the Subsidiary (as applicable) without Good Reason after IPO or the Exit Event, he shall be deemed to have forfeited any portion of the Options that have not vested as of the date of his resignation and Options unvested shall be terminated and void as of the date of employment termination. In any of the above events (other than the death of the Employee), the Employee shall be required to exercise his vested Options within thirty (30) calendar days of the termination of employment and the portion of the Options vested but not exercised within the above period shall be forfeited upon expiration of the above period, unless otherwise determined by the CEO with support of the board of directors.

If the Employee voluntarily terminates his employment with the Company or the Subsidiary (as applicable) without Good Reason before IPO or the Exit Event, he shall be deemed to have forfeited all of the Options granted whether vested or unvested, and all of the Options granted whether vested or unvested shall be terminated and void.

For the purpose hereof, the term “Good Reason” shall mean that the Employee (i) voluntarily resigns from the Company or the Subsidiary (as applicable) due to the breach of the employment agreement by the Company or the Subsidiary (as applicable), or (ii) terminates the employment due to retirement, death or disability.

(ii)	If the Company or the Subsidiary (as applicable) terminates the employment of the Employee for Cause, the Employee shall be deemed to have forfeited all of the Options granted whether vested or unvested and all of the Options granted whether vested or unvested shall be terminated and void. If the Company or the Subsidiary (as applicable) terminates the employment of the Employee without Cause, the Employee shall be entitled to retain 100% of that portion of the Options that have vested prior to such termination of the employment and any portion of the Options that have been vested prior to his resignation but the vesting has been deferred in accordance with the relevant individual employment agreement with the Company or the Subsidiary (as applicable) or the resolutions of the Company or the Subsidiary (as applicable), and shall forfeit such portion as determined by the board of directors of the Company.

For the purposes hereof, the term “Cause” shall mean (i) the Employee’s willful failure or gross neglect to perform his material duties and responsibilities to the Company or the Subsidiary (as applicable) or material violation of a written policy of the Company or the Subsidiary (as applicable); (ii) the Employee’s commission of any act of fraud, embezzlement, dishonesty or any conduct which is punishable as a criminal offense; (iii) any willful misconduct that has caused or is reasonably expected to result in material injury to the Company, any of the Subsidiaries, or their affiliates; or (iv) unauthorized use or disclosure by the Employee of any proprietary information or trade secrets of the Company, any of the Subsidiaries, or their affiliates.

(b)	Inheritance of Options

In the event of the death of the Employee, the heir(s) of the deceased Employee shall exercise the vested Options within 90 days of the date of the Employee’s death, and the portion of the Options vested but not exercised within the above period shall be forfeited upon expiration of the above period, unless otherwise determined by the CEO.

(5)	Non-transferrable

Other than inheritance or voluntary waiver of Options, Employees shall not transfer, assign, pledge, donate, give as a gift, or otherwise dispose of any Options granted in any manner unless approved by the board of directors.

(6)	Options Forfeited, Terminated or Waived

Any Options forfeited, terminated or waived shall be cancelled.

6.	Exercise of Options

Unless otherwise propsoed by the CEO and approved by the board of directors, the Options vested shall be exercisable within three (3) years after the applicable vesting date or, upon the occurrence and at the closing of the Exit Event, whichever is later, by providing written notice of the proposed exercise to the CEO. The Company shall issue only such portions of the Options which have been vested and exercised in accordance with the terms herein. Any Option that is not exercised at the end of the exercisable period shall be forfeited upon the closing of the Exit Event or upon expiration of the exercisable period (as the case may be).

If the Options vested are exercised before the IPO, the exercise of the Options shall be subject to the Employee providing to the Enforcer of the Gogoro Incorporated Management Trust (“Management Trust”) a duly singed Undertaking (“Undertaking”) in the form and substance as Annex I attached hereto. The CEO is authorized to amend the form Undertaking from time to time and at his sole discretion as he may deem necessary and appropriate.

Upon payment in full of the Exercise Price by the relevant Employees, the Company shall issue the appropriate number of the ordinary shares of the Company to the relevant Employees on the terms and subject to the conditions of the Plan; provided that any and all shares issued to the Employees hereunder before the IPO shall be subsequently transferred to the trustee of the Management Trust to be held on trust for and on behalf of the Employees on the terms and subject to the conditions of the Plan and the Undertaking, and shall be administered by the Enforcer of the Management Trust.

7.	No Anti-Dilution

Where the Company capitalizes the retained earnings and/or capital reserves after the issuance of the Options, or there is any capital increase or decrease by the Company, the total number of shares for the Options granted, whether vested or not, shall not be adjusted.

8.	Miscellaneous

(1)	The Company will notify the Employees under separate covers with regard to the number of Options granted to him/her and the vesting dates thereof.

(2)	The Plan shall become effective on the date when the Plan is approved at the board of directors of the Company, and may be amended by the board of the directors from time to time.

(3)

In the event that any terms and conditions of the Plan is incompliance with the requirements under the applicable laws, the Board of Directors shall be entitled to amend such terms and conditions to be in line with the requirements thereunder.

Annex I

(From)

Deed of Undertaking

The undersigned, [    ], an employee [or a consultant] of Gogoro Inc. (the “Company”) hereby undertakes to each of the Company, Gold Sino Assets Limited, XianBase Investment, Ltd. and Horace Luke (in his capacity as Enforcer of the Management Trust (as defined below)) and agrees as follows, with respect to the award (the “Award”) granted by the Company under the employees stock option plan of the Company (the “Employee Stock Option Plan”) and the Employment Agreement/Engagement Agreement (the “Engagement Agreement”) between the undersigned and the Company or its subsidiaries, as well as the shares of the Company issued to the undersigned thereunder and any bonus shares issued in relation to such shares (collectively, the “Company Shares”):

1.    The undersigned shall, immediately upon the issuance by the Company of the Company Shares to the undersigned, transfer such Company Shares to Genesis Trust & Corporate Services Ltd.”) as trustee of the Gogoro Incorporated Management Trust (the “Management Trust”) constituted by a deed by and between the Original Settlor and the Trustee (“Settlement”). The undersigned acknowledges and agrees that Genesis Trust & Corporate Services Ltd., as trustee of the Management Trust (the “Trustee”), will hold such Company Shares on trust for and on behalf of the undersigned subject to the terms of the Settlement .

2.    Immediately before or on the transfer of the Company Shares to the Trustee, the undersigned undertakes to deliver, or cause to be delivered to the Trustee, a certified copy of the undersigned’s passport and a certified copy of a utility bill showing the undersigned’s residential address.

3.    The undersigned acknowledges that the Company, the major shareholders of the Company and the Enforcer of the Management Trust have entered into a shareholders agreement in 2013 (the “Shareholders Agreement”), under which the Company Shares are subject to certain transfer restrictions. Except as permitted under the terms and conditions of the Shareholders Agreement, the Employee Stock Option Plan and the Settlement, the undersigned shall not directly or indirectly, sell, assign, transfer, pledge or otherwise encumber or dispose of in any way any of the undersigned’s ownership interest in the Company (including but not limited to any portion of the Award, whether vested, unvested, exercised or unexercised, as well as the Company

Shares)(collectively, “Ownership Interest”) or otherwise permit such ownership interest to become subject to a voluntary sale, assignment, transfer, pledge or encumbrance, (collectively, the “Transfer”).

4.    Except as permitted under the terms and conditions of the Shareholders Agreement, the Employee Stock Option Plan and the Settlement, the undersigned shall not, directly or indirectly, Transfer any portion of his/her Ownership Interest before the initial public offering (the “IPO”) of the securities of the Company or its subsidiaries in conjunction with their admission to trading on an internationally recognized stock exchange designated in writing by the Company. After the IPO, the undersigned shall not Transfer any portion of the Company Shares he/she acquired pursuant to the terms set forth herein except as conducted in line with the requirements of the relevant underwriter.

5.    The undersigned hereby agrees to be bound by the relevant requirements under Article 5 of the Shareholders Agreement as if it was an Investor (as such term is defined in the Shareholders Agreement) and upon request of the Enforcer of the Management Trust, the undersigned shall Transfer the Company Shares on terms and conditions substantially similar to the Settlement or such terms and conditions imposed on the Management or required under the Shareholders Agreement.

6.    The undersigned agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by applicable law, the constitutional documents of the undersigned and the Company, the Shareholders Agreement, the Settlement or as may be necessary or reasonably desirable to implement and/or give effect to this undertaking and the transactions contemplated hereby.

EXECUTED AS A DEED BY

Name:
ID No./Passport No.:
Date: